SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2005

First Albany Companies Inc.

(Exact Name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-14140 (Commission File Number)	22-2655804 (IRS Employer Identification No.)

677 Broadway, Albany, New York 12207

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (518) 447-8500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the resignation of Steven R. Jenkins as Vice President and Chief Financial Officer of First Albany Companies Inc. (the “Company”) and as Executive Managing Director, Chief Financial Officer and Chief Operating Officer of First Albany Capital Inc. (“FAC”) discussed below in Item 5.02(b) of the Current Report on Form 8-K, the Company entered into a Separation and Consulting Agreement (the “Agreement”) dated November 3, 2005 with Mr. Jenkins pursuant to which Mr. Jenkins will provide consulting services to the Company through December 31, 2005 (the “Consulting Period”). Pursuant to the Agreement, and provided Mr. Jenkins does not give the Company reason to stop or withhold such payments under the Agreement, the Company has agreed to provide Mr. Jenkins with, among other things: (i) a payment of $475,000 on or about July 1, 2006, (ii) a payment of $475,000 on or about February 28, 2007, (iii) the continued vesting of any restricted shares granted to Mr. Jenkins under the terms of the 1999 Long-Term Incentive Plan (“1999 LTIP”) or the 2001 Long-Term Incentive Plan (“2001 LTIP”) through February 28, 2006, and (vi) payment for continued group health insurance coverage. The foregoing description is qualified in its entirety by reference to the Agreement, which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q which the Company intends to file in November 2005.

Item 5.02           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) and (c)          Effective November 3, 2005, Steven R. Jenkins resigned from the offices of Vice President and Chief Financial Officer of the Company and as Executive Managing Director, Chief Financial Officer and Chief Operating Officer of FAC. Paul Kutey has been appointed to serve as Acting Chief Financial Officer of the Company and of FAC until a successor has been appointed. Mr. Kutey is a Certified Public Accountant and has been with First Albany since 2001. While at FAC, Mr. Kutey has headed the Accounting Department, overseen the efforts to comply with Sarbanes-Oxley, has been involved with various acquisitions and financing transactions and negotiated cost savings, particularly related to the firm’s major office leases. Prior to his joining First Albany, from 1993 to 2001, Mr. Kutey was a partner at PricewaterhouseCoopers LLP. Mr. Kutey is compensated on the basis of a base salary of $167,918 and is eligible for annual discretionary bonuses. He participates in the Company’s 1999 LTIP and 2001 LTIP and benefit plans at a level commensurate with his position. A copy of the press release relating to Mr. Jenkins’s resignation and the appointment of Mr. Kutey as Acting Chief Financial Officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits
Exhibit Number	Description
99.1	Press Release dated November 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ALBANY COMPANIES INC.

By:/s/ Alan P. Goldberg

Name:	Alan P. Goldberg
Title:	Chief Executive Officer

Date: November 9, 2005

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated November 3, 2005